AIG LIFE INSURANCE COMPANY

VARIABLE ACCOUNT I

Supplement dated November 15, 2007 to the Prospectuses

ALLIANCEBERNSTEIN OVATION VARIABLE ANNUITY Dated May 1, 2007

ALLIANCEBERNSTEIN OVATION PLUS VARIABLE ANNUITY Dated May 1, 2002

ALLIANCEBERNSTEIN OVATION ADVISOR VARIABLE ANNUITY Dated October 24, 2005

GALLERY VARIABLE ANNUITY Dated May 3, 2004

PARADIGM VARIABLE ANNUITY Dated May 1, 2002

          AIG Life Insurance Company ("AIG Life") is amending certain of its Variable Annuity contract prospectuses for the sole purpose of providing you with information regarding the proposed acquisition of AllianceBernstein International Research Growth Portfolio ("International Research Growth Portfolio") by AllianceBernstein International Growth Portfolio ("International Growth Portfolio"), both of which Portfolios are underlying Funds of the contracts' variable investment options.

          AIG Life has received notification that the Board of Directors of International Research Growth Portfolio has approved a Plan of Acquisition and Liquidation pursuant to which the International Research Growth Portfolio will be acquired by International Growth Portfolio (the "Acquisition"), and the International Research Growth Portfolio will terminate.  Both the International Research Growth Portfolio and International Growth Portfolio are a series of the AllianceBernstein Variable Products Series Fund, Inc. ("Trust").  The Acquisition does not require approval by International Research Growth Portfolio shareholders.  The Acquisition is proposed to become effective December 7, 2007, but the merger may take place on such other date as determined by the Trust ("Merger Date").

          After 4:00 p.m. Eastern Time on the Merger Date, all Contract owner Accumulation Unit values in the investment option supported by the International Research Growth Portfolio will be automatically transferred into the investment option supported by the International Growth Portfolio.  Only the underlying Portfolio will change, not the investment option itself.

          Please note that if we receive any instruction from you for transfers, dollar cost averaging, asset rebalancing or new premium allocations into or out of the International Research Growth Portfolio investment option after 4:00 p.m. Eastern Time on the Merger Date, such transaction will not be in good order, and we will obtain alternate instructions from you prior to executing the transaction.

          Neither our automatic transfer of the Accumulation Unit value to the International Growth Portfolio, nor your transfer of assets out of the International Research Growth Portfolio prior to the Acquisition or out of the International Growth Portfolio within 60 days after the Acquisition, will count against the 12 free transfers that you are permitted to make in a Contract Year or for the purposes of the US Mail Policy.

          For a period of time after the Merger Date, we may provide you with confirmations, statements and other reports that contain the name of the International Research Growth Portfolio investment option.

          Should you have any questions, please contact our Variable Annuity Service Center between the hours of 8:45 a.m. and 7:00 p.m. Eastern Time, Monday through Friday, at 1-800-255-8402.